November 2020 1 The Landing, Lake Tahoe Investor Presentation |

Forward Looking Statements Certain statements made during this presentation are forward-looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding, industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, national and local economic and business conditions, including the impact of COVID-19 on occupancy rates at the Company’s hotels and the demand for hotel products and services, and those risks and uncertainties discussed in the most recent Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, which DiamondRock Hospitality Company (the “Company”) has filed with the Securities and Exchange Commission, all of which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to the Company. Actual results could differ materially from the forward-looking statements made in this presentation. The forward-looking statements made in this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third-party service providers and believed to be reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. 2

Key Takeaways 27 of 30 Hotels Currently Open (88% of Rooms) 2 $435MM of Available Liquidity(1) 3 Q3 Burn Rate 14% Better Than Q2 Burn Rate 4 25 Months of Cash Runway(1) Sweeping Agreement With Marriott International 3 (1) As of 9/30/2020 5

Recent Events October 2020 • Total Revenues up 17% over September Results • Preliminary October Profitability • 19 Hotels GOP Positive vs. 18 Hotels in September • 12 Hotels EBITDA Positive vs. 11 Hotels in September September 2020 • Reopened Chicago Marriott (1,200 rooms) and Westin Boston (793 rooms) August 2020 • Closed on $110MM public offering of 8.25% Series A cumulative redeemable preferred shares ($25 par value, 4.4 million shares). Net proceeds of $106MM • Signed agreement with Marriott to: • Convert five brand-managed hotels into franchises by the end of 2020 • Rebrand Vail Marriott into Luxury Collection hotel in 2021 • Established franchise termination right at The Lexington, Autograph • Up-brand JW Marriott Cherry Creek to Luxury Collection at our option 4

DiamondRock at a Glance 2019 FINANCIAL SUMMARY(1) TOP TIER PORTFOLIO 2020 YTD ADR(2) Hotels (Rooms) 31 Hotels (>10K Rooms) $242 $225 $209 $206 $204 $196 Total Revenue $932.1MM $182 $153 Room Revenue $656.3MM $126 $125 $116 Hotel EBITDA Margin 29.6% Outstanding Debt $1.09B Net Debt/EBITDA 3.7x PEB HST DRH SHO XHR PK HT RLJ INN CLDT APLE URBAN AND RESORT HOTELS IN TOP MARKETS(3) HIGH QUALITY BRANDS(3) 4% San 3% Denver 4% Diego Washington DC 4% Other 4% San Francisco 30% Resort 11% 11% Other CBD (4) Frenchman's Reef (5) (6) Lifestyle 34% 55% 11% New York 14% Boston 14% Chicago . (1) As of and for the year ended 12/31/2019. Reconciliations provided in appendix (2) As of 9/30/2020 (3) Weighted by 2019 Actual EBITDA (4) Other CBD includes Burlington Hilton, Salt Lake City Marriott, and Worthington Renaissance. (5) Based on 2016 actual EBITDA 5 (6) Includes independent hotels, Luxury, Autograph and Renaissance collection properties, and Vail Marriott Resort

DiamondRock Balance Sheet Profile FUTURE DEBT MATURITIES (IN $MM)(1) PRO FORMA FUTURE DEBT MATURITIES (IN $MM)(2) $640.0 $584.3 $523.3 $423.3 $284.3 $290.0 $223.3 $179.6 $45.3 $2.9 $2.9 2020 2021 2022 2023 2024 2025 2020 2021 2022 2023 2024 2025 $380MM Estimated year end liquidity available in cash and revolver capacity(3) LEVERAGE BELOW PEER AVERAGE(4) 10.4 9.5 8.8 6.3 4.7 Average: 5.4x 3.9 3.7 3.5 1.5 1.2 AHT BHR HT INN PEB XHR DRH RLJ HST SHO (1) Does not reflect extension options; revolving credit facility based on $100MM balance as of 9/30/2020 (2) Assumes all extension rights are exercised on term loans (2024), revolver (2023), and Salt Lake City mortgage (2022) (3) Forecast as of 11/16/2020 (4) Source: Baird. Net Debt plus preferred / 2019 Consensus EBITDA 66 Note: Leverage calculation is not adjusted for estimated EBITDA contribution from Frenchman’s Reef

OPERATIONS UPDATE 7 Renaissance Charleston Historic District

New Franchise/Management Deal with Marriott On 8/31/20, DRH entered into an agreement with Marriott to alter several brand and management contracts. Selected terms: Franchise Conversions The following hotels will be converted from brand- managed to franchised properties with agreed to renovation scope and timeline: • Atlanta Marriott Alpharetta • Salt Lake City Marriott Downtown • The Lodge at Sonoma • Charleston Renaissance • Courtyard Manhattan 5th Avenue Up-Branding • The Vail Marriott Mountain Resort entered into a new franchise agreement to be branded as a Luxury Collection Hotel subject to renovation completion • JW Marriott Cherry Creek franchise agreement extended and amended to allow for the conversion to a Luxury Collection Hotel if certain conditions are met The Lexington Hotel The franchise agreement for The Lexington Hotel has been amended to provide termination right in 2021, subject to certain conditions 8 Vail Marriott Mountain Resort Note: Refer to 8-K filed 8/31/20 here for additional terms

Short Term Agreements Driving Value Only two long term management agreements in DRH portfolio 2019 2020 33% Encumbered(1) Unencumbered 29% Highest percent of terminable9 Hotels agreements among any full-service lodging REIT peer Note: Based on 2019 EBITDA (1) Agreements terminable at will. 9

Resuming Hotel Operations (1) September Current Boston Westin July Chicago Marriott Nearly 90% of total Boston Hilton Burlington Hilton June rooms currently Lodge at Sonoma (1) Denver Courtyard operating Denver JW Marriott 15 The Gwen Operating Palomar Phoenix Hotel Emblem Urban Havana Cabana Hotels Barbary Beach House The Landing Resort Vail Marriott May Cavallo Point Charleston April Orchards Inn 7 Operating 12 Urban Operating Hotels Resorts 3 Operating Resorts 10 (1) As of 11/16/2020

Rebuilding Profitability Number of Hotels with 18 19 14 14 Positive GOP 10 5 7 April May June July August September October(1) Number of Hotels with 10 12 Positive EBITDA 6 6 8 2 4 April May June July August September October (1) 11 (1) Preliminary Results

Mitigating Cash Burn and Extending Runway Quarterly Operating Metrics Q2 2020A Q3 2020A Improvement Occupancy 8.5% 18.6% +119% Better Average Daily Rate $175.75 $201.81 +15% Better RevPAR $14.99 $37.55 +151% Better Total Revenue $20.4MM $50.1MM +146% Better Monthly Burn Rate ($MMs) Q2 2020A Q3 2020A Improvement Q4 2020E(1) Hotel Net Operating Loss 10.7 8.4 +21% Better Corporate G&A Expenses 1.8 1.4 Corporate Burn Rate 12.4 9.8 +21% Better 8.0 - 8.5 Debt Service 5.1 4.1 4.7 (2) Preferred Dividends - 0.8 0.8 (3) Capital Expenditures 3.0 3.0 3.0 Total Monthly Cash Burn 20.6 17.7 +14% Better 16.5 – 17.0 Total Liquidity $364MM $435MM +20% Better ~$380MM Expected Runway 18 Months 25 Months +39% Better 22 - 23 Months (1) Internal forecast as of 11/16/2020 (2) Preferred dividends are shown on a proforma basis for Q3 2020 12 (3) Assumes capital expenditure of $36MM per year or $3MM per month

Cash Burn Steadily Improving DRH Rolling Three Month Burn Rate(1) (17.5) (16.5) (15.5) (14.4) (13.5) - (14.0) (12.4) (11.5) (10.9) (10.0) (8.0) - (8.5) Jun-20 Jul-20 Aug-20 Sep-20 Dec-20E Hotel NOI +Corporate G&A Cash Burn Before CapEx Average Monthly AFFO Burn Rate Per Key(2) $2,007 $1,803 $1,867 $1,252 $1,309 (3) DRH XHR PEB PK SHO (1) In thousands (2) Second and third quarter AFFO per key per month. 13 (3) Third Quarter Adjusted AFFO excludes noncash income tax valuation allowance recognized in the quarter of $12.4 million

Hotel Occupancy Gradually Rebuilding Trailing 7 Day Average Portfolio Occupancy 90% 80% 70% 60% 50% 43.2% 40% 30% 24.4% 20% 21.4% 10% 0% Mar Apr May Jun Jul Aug Sep Oct 2020 Total Portfolio 2020 Open Portfolio 2020 Open Resorts 14

Group Cancellations Slowing Four Weeks Ending 15

GROWTH OPPORTUNITIES 16 Hotel Emblem

Positioned To Capitalize Upon Distress On The Horizon Select Service 11 Full Service Percent of Loans By and Resorts 11 $98 Billion Original Loan-to-Value in 8,500+ 65-70% >70% CMBS Hotel Full Service 17% 13% Loans Resorts 54% 15% 2020-2023 Maturities: $24 Billion (over 2,000 loans) 17 Source: Trepp and Wells Fargo Securities, LLC

Growth Oriented ROI Projects • Converted from Sheraton in mid-2020 along with $12MM Barbary property renovation Beach • Reduce operating expenses $1.5MM Conversion • IRR 20% plus JW Marriott • Negotiate with Marriott Branding Regulation in 2020 Denver • Planning to convert to Luxury Collection in 2022 Repositioning • IRR 40% plus The Lodge at • Up-branding from Renaissance to Autograph Collection Sonoma Upgrade • IRR 20% plus • Up-brand from Marriott to Luxury Collection in 2020 Vail Resort • $3MM+ in incremental EBITDA Upgrade • IRR 30% plus • Chef Michael Mina in the Renaissance Lodge at Sonoma Celebrity Chef • Chef Richard Sandoval in Worthington and JW Marriott Restaurant Cherry Creek Program • Chef Vivian Howard in the Renaissance Charleston 18

ROI Projects Drive Shareholder Value

UPCOMING ROI PROJECTS

Property	Project	Estimated Capital Spend[(1)]	Estimated Incremental EBITDA[(1)]	Estimated Incremental Value[(2)]	Estimated IRR[(3)]
Boston Hilton Downtown	29 Additional Guestrooms	$6.0	$1.0	$10.0	33%
Hilton Burlington	F&B Renovation	$1.5	$0.4	$4.0	59%
Chicago Gwen	Rooftop Event Space	$1.0	$0.2	$2.0	42%
Barbary Beach House Key West	Beach Restaurant and Event Space	$1.6	$0.6	$6.0	82%
The Landing Resort & Spa	Additional 17 Keys and Resort Enhancements	$7.8	$1.2	$12.0	29%
Sedona - Orchards Inn	Reposition as Cliffs at L'Auberge	$21.4	$2.6	$26.0	18%
	Total	$39.3	$6.0	$60.0	29%

DRH has identified ~$25-$30MM of additional potential ROI projects

SHADOW PIPELINE

Property	Project	Timing
Courtyard Midtown East	Property Repositioning and Rooftop Bar	2022
Palomar Phoenix	Lustre Rooftop Bar Re-concept	2022
Cavallo Point	Convert unused Jail Building to F&B Outlet	2022
Sedona - L'Auberge	Laundry Facility and Spa Upgrade	2022
Sedona - Orchards Inn	89Agave Additions	2022

(1) Estimated Capital Spend and Estimated Incremental EBITDA based upon management proformas
(2) Estimated Incremental Value is calculated by applying a 10.0x multiple to Estimated Incremental EBITDA
(3) Estimated IRR is calculated assuming a 3-year stabilization period and a 10.0x terminal multiple

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CORPORATE CITIZENSHIP 20 Cavallo Point, the Lodge at Golden Gate Bridge

Responsible Corporate Citizen GRESB (2) ISS-ESG Corporate ISS ESG Rankings Annual Results Ranking 2016 2017 2018 2019 Environmental Currently DRH GRESB 50 53 75 81 Score Ranked Peer Score 51 57 58 69 Average(1) Index to Peer #2 98% 93% 129% 117% Score Average Social of 174 US Real Estate Companies Governance DiamondRock ranks in the top 5% of the Worldwide Real Estate Sector, earning an ISS ESG Prime designation (1) Lodging Peer Average is based on 17 Lodging Companies including 10 REITs 21 (2) ISS will not provide Quality Ranking of peer set to DRH without enrolling in their advisory services, however score is relative to peer set

APPENDIX Havana Cabana Key West

Research Demonstrates Small Resorts Outperform • According to CBRE/PKF research study, small resorts(1) have: • Less downside risk due to larger stream of reliable non-rooms revenue • Preserved the most ADR through the recession of the early 2000s • Achieved superior levels of ADR growth since 2009 to all other market classes REVPAR CAGR FROM 1987 - 2017 4.5% Total US: 4.0% 4.2% 4.0% 3.1% 3.5% 3.8% 3.0% 3.1% 3.3% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% 1 Small Resorts Upper Upscale Luxury All Resorts All Urban Hotels Source: CBRE Hotels Research. (1) Collection of non-golf resorts with less than 200 rooms 24

DRH Lifestyle & Independent Strategy

CURRENT ALLOCATION[1]



Lifestyle, Independents, and Soft Brands 22%
Traditional Brands 78%

TARGET ALLOCATION



Lifestyle, Independent, and Soft Brands 33%
Traditional Brands 66%

RATIONALE FOR TARGETING LIFESTYLE HOTELS, INDEPENDENTS, & SOFT BRANDS

- Balances DRH's existing portfolio
- Greater opportunity for smaller deals
- Reduces reliance on traditional brands
- Cultural shift toward experiential travel

Target allocation will be **achieved through acquisitions** of lifestyle hotels, independents and soft brands and dispositions of traditional boxes

(1) Independent, lifestyle and soft brand hotels include the Havana Cabana, Cavallo Point, Hotel Emblem, L'Auberge de Sedona, Orchards Inn, The Landing, Palomar Phoenix, Shorebreak Hotel, the Lexington and The Gwen. Soft brands, including Autograph and Luxury Collection, are included as lifestyle / boutique. Based on 2019A EBITDA for all properties except Frenchman's Reef and Havana Cabana where 2016A used due to closure. Pro forma for full year for acquisitions.

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Experiential Travel Leads the Way



4.8%
2.1%
2.2%
0.8%
Motor Vehicles
Jewelry and Watches
Home Furnishings
Experiences(2)

15-YEAR SPENDING CAGR (2004-2019)[1]

In the past decade, consumer spending in the US has seen a drastic shift toward experiences, rather than products or "things". DiamondRock's resort strategy capitalizes on this trend by offering the once-in-a-lifetime travel experiences that consumers are willing spend their excess income on.

74% of Americans say they prioritize experiences over products[3]

49% of Generation Z and Millennials would sell their furniture or clothes to travel[3]

According to a recent survey, the Top 3 drivers of travel decisions are[3]:

#1 Activities I will be doing on my trip

#2 Having a "once-in-a-lifetime" experience

#3 Having a cultural experience

(1) Source: Bureau of Economic Analysis
(2) Experiences include the following Bureau of Economic Analysis categories: accommodations, air travel, foreign travel by US residents, membership clubs, sports centers, parks, theaters, museums, casino gambling, and food services.
(3) Source: Expedia and the Center for Generational Kinetics

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The Next Generation of Travel (1) GENERATIONAL TRENDS SOCIAL MEDIA FUELED TOURISM The future of travel will be dictated by the trends we see in Millennials (Generation Y) and Generation Z – who now account for 42.3% of the US population. These young generations have introduced the importance of social media into the travel landscape, turning to the Nearly 20% of Gen-Z respondents said they platforms for trip inspiration and sometimes going on trips for have stayed at a specific hotel or the main purpose of sharing with followers. 20% destination in order to score a positive Research also shows that travel is more important to these response from followers on posts on their own social media channels. generations and seeing the world is one of their top priorities in life. A survey conducted by Deloitte shows Millennials and Generation Z ranking their life ambitions in the following order: 36% of Generation Z have chosen a travel 1. See and travel the world 36% destination because they saw it on social media 2. Earn high salary/be wealthy 25% of millennials posted a trip on social 3. Buy a home media before booking in order to get the 4. Make positive impacts on society 25% opinions of their followers 5. Have children/start families (1) Source: Expedia and the Center for Generational Kinetics 27

Resort Thesis Already Proven Successful EBITDA Multiple @ EBITDA Increase Investment ($MM) Purchase YE 2019 $MM Burlington Hilton $64 16.5x 8.9x $3.9 Charleston Renaissance $43 11.9x 7.0x $2.9 Fort Lauderdale Westin $167 14.8x 10.7x $5.5 Havana Cabana $54 12.2x 15.8x ($0.5) The Landing Resort & Spa $44 17.8x 25.9x ($0.7) Sedona - L'Auberge $67 15.8x 8.6x $3.6 Sedona - Orchards Inn $31 13.7x 14.2x ($0.1) Shorebreak $63 14.6x 11.5x $1.5 Sonoma Renaissance $40 10.7x 5.7x $4.0 Vail Marriott Mountain Resort $96 13.4x 8.7x $6.2 Total Resort $668 14.2x 9.9x $26.3 Note: Figures exclude Frenchman’s Reef, Cavallo Point and Barbary Beach House as these assets are either repositioned or currently under construction. 28

Strong Resort Market Presence Approximately 1/3 of portfolio located in destination resort markets. 29

High Quality Portfolio in Key Gateway Markets Approximately 2/3 of portfolio located in top, gateway markets. 30

Non GAAP Measures The Company considers the following non-GAAP financial measures to be useful to investors as key supplemental measures of operating performance: EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA and Hotel Adjusted EBITDA. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with U.S. GAAP. EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA and Hotel Adjusted EBITDA, as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company. EBITDA represents net income (calculated in accordance with U.S. GAAP) excluding: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sale of assets; and (3) depreciation and amortization. The Company computes EBITDAre in accordance with the National Association of Real Estate Investment Trusts ("Nareit") guidelines. Nareit defines EBITDAre as EBITDA plus or minus losses or gains on the disposition of depreciated property, including gains/losses on change of control, impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates. Hotel EBITDA represents net income excluding: (1) interest expense, (2) income taxes, (3) depreciation and amortization, (4) corporate general and administrative expenses and (5) hotel acquisition costs. We believe that Hotel EBITDA provides our investors a useful financial measure to evaluate our hotel operating performance, excluding the impact of our capital structure (primarily interest), our asset base (primarily depreciation and amortization), and our corporate-level expenses (corporate expenses and hotel acquisition costs). We believe that excluding the effect of corporate-level expenses provides a more complete understanding of the operating results over which individual hotels and third-party management companies have direct control. We believe property-level results provide investors with supplemental information on the ongoing operational performance of our hotels and effectiveness of the third-party management companies operating our business on a property-level basis. We adjust EBITDAre and Hotel EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance and that the presentation of Adjusted EBITDA and Hotel Adjusted EBITDA when combined with U.S. GAAP net income, EBITDAre, and Hotel EBITDA, is beneficial to an investor's complete understanding of our consolidated and property-level operating performance. Hotel Adjusted EBITDA margins are calculated as Hotel Adjusted EBITDA divided by total hotel revenues. We adjust EBITDAre and Hotel EBITDA for non-cash lease expense and other amortization, cumulative effects of a change in accounting principle, gains or losses from early extinguishment of debt, hotel acquisition costs, severance costs, hotel manager transition items and certain other items that we consider outside the ordinary course of business and that we do not believe reflect the ongoing performance of the Company or our hotels. Such items may include, but are not limited to, the following: pre- opening costs incurred with newly developed hotels; lease preparation costs incurred to prepare vacant space for marketing; management or franchise contract termination fees; gains or losses from legal settlements; costs incurred related to natural disasters; and gains on property insurance claim settlements, other than income related to business interruption insurance. Reconciliations of net income (loss) to EBITDA, EBITDAre, Adjusted EBITDA and Hotel EBITDA can be found in the Company’s earnings press releases. 31

Pro Forma Net Debt / 2019 EBITDA Reconciliation As of December 31, 2019 Actual Principal Balance Salt Lake City Marriott Downtown mortgage loan $53,273 Westin Washington D.C. City Center mortgage loan 60,550 The Lodge at Sonoma, a Renaissance Resort & Spa mortgage loan 26,963 Westin San Diego mortgage loan 61,851 Courtyard Manhattan / Midtown East mortgage loan 81,107 Renaissance Worthington mortgage loan 80,904 JW Marriott Denver at Cherry Creek mortgage loan 61,253 Boston Westin mortgage loan 190,725 New Market Tax Credit loan (1) 2,943 Unamortized debt issuance costs (3,240) Total mortgage and other debt, net of unamortized debt issuance costs 616,329 Unsecured term loan 50,000 Unsecured term loan 350,000 Unamortized debt issuance costs (1,230) Unsecured term loans, net of unamortized debt issuance costs 398,770 Senior unsecured credit facility 75,000 Total debt, net of unamortized debt issuance costs $1,090,099 Cash and cash equivalents 122,524 Net debt 967,575 Adjusted EBITDA 260,409 Net Debt / Adjusted EBITDA 3.7x Note: $ in thousands. 32 (1) Assumed in connection with the acquisition of the Hotel Palomar Phoenix on March 1, 2018.

EBITDA and Hotel Adjusted EBITDA Reconciliation Year Ended December 31, 2019 Net income $184,211 Interest expense 46,584 Income tax expense 22,028 Real estate related depreciation and amortization 118,110 EBITDA $370,933 Corporate expenses 28,231 Interest and other income, net (1,197) Loss on early extinguishment of debt 2,373 Professional fees related to Frenchman's Reef (1) 17,822 Severance costs (2) – Gain on property insurance settlement (144,192) Hotel EBITDA $273,970 Non-cash lease expense and other amortization 7,013 Hotel manager transition and pre-opening items (3) 6,460 Hotel Adjusted EBITDA $287,443 Hotel Adjusted EBITDA from closed hotels (4) ($11,161) Comparable Hotel Adjusted EBITDA $276,282 Revenues 938,091 Hotel revenues from closed hotels (4) ($6,013) Comparable Revenues $932,078 Comparable Hotel Adjusted EBITDA Margin 29.6% Note: $ in thousands. (1) Represents legal and professional fees and other costs incurred at Frenchman's Reef as a result of Hurricane Irma that are not covered by insurance. (2) Represents payments made to unionized employees under a voluntary buyout program at the Lexington Hotel New York, which are classified within other hotel expenses on the consolidated statement of operations. (3) Consists of (a) manager transition costs of $0.8 million related to the L'Auberge de Sedona, Orchards Inn Sedona and The Landing Resort and Spa, (b) pre-opening costs of $0.5 million related to the reopening of the Hotel Emblem, (c) pre- opening costs of $2.7 million related to the reopening of Frenchman's Reef, and (d) $2.5 million related to the pending termination of the franchise agreement for Sheraton Suites Key West. (4) Amounts represent the operating results of Frenchman's Reef for all periods presented, Havana Cabana Key West for January 1 to March 31, 2019 and the comparable period of 2018 and Hotel Emblem from September 1, 2019 to 33 December 31, 2019 and the comparable period of 2018.

2019 Adjusted EBITDA Reconciliation Year Ended December 31, 2019 Net (loss) income 184,211 Interest expense 46,584 Income tax (benefit) expense 22,028 Real estate related depreciation and amortization 118,110 EBITDA/EBITDAre 370,933 Non-cash lease expense and other amortization 7,013 Professional fees and pre-opening costs related to Frenchman's Reef (1) 17,822 Hotel manager transition costs and pre-opening items (2) 6,460 Gain on property insurance settlement (144,192) Loss on early extinguishment of debt 2,373 Adjusted EBITDA $260,409 Note: $ in thousands. (1) Represents legal and professional fees and other costs incurred at Frenchman's Reef as a result of Hurricane Irma that are not covered by insurance. (2) Consists of (a) manager transition costs of $0.8 million related to the L'Auberge de Sedona, Orchards Inn Sedona and The Landing Resort and Spa, (b) pre-opening costs of $0.5 million related to the reopening of the Hotel Emblem, (c) pre-opening costs of $2.7 million related to the reopening of Frenchman's Reef, and (d) $2.5 million related to the pending termination of the franchise agreement for Sheraton Suites Key West. 34